EXHIBIT 99.1

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

          Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Southwest Water Company, a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

          The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the “Form 10-Q”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 11, 2002	/s/ ANTON C. GARNIER

Anton C. Garnier Chief Executive Officer

Dated: November 11, 2002	/s/ PETER J. MOERBEEK

Peter J. Moerbeek Chief Financial Officer through October 23, 2002

Dated: November 11, 2002	/s/ RICHARD J. SHIELDS

Richard J. Shields Chief Financial Officer effective October 24, 2002

          The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title18, United States Code).